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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 12, 2008
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                           MEDICAL NUTRITION USA, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                    0-18349                 11-3686984
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(State or other jurisdiction       (Commission             (IRS Employer
       of incorporation)           File Number)         Identification No.)


              10 West Forest Avenue
               Englewood, New Jersey                            07631
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   (Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number including area code: (201) 569-1188
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                                 Not Applicable
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          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01    Other Events

On November 12, 2008, Medical Nutrition USA, Inc. announced the appointment of Frank Kimmerling, age 40, as Vice President Finance, Chief Financial Officer and Treasurer, effective immediately, replacing Alan Levy, who is leaving the company. Kimmerling was most recently Chief Financial Officer of Lamina Lighting, a global high tech manufacturing company focused on LED technology from August 2007 through August 2008. He previously served as Senior Manager and a Chief Financial Officer for Geller and Company's Emerging Business Group from March, 2004, through August, 2007 where he provided outsourced finance and accounting services to a range of businesses, serving as Chief Financial Officer for each of his clients. Prior to that, Frank has served as a Divisional CFO for the BISYS Group Inc., a financial services company from April, 2002 through December, 2003. Mr. Kimmerling is a Magna Cum Laude graduate of Ball State University where he received a BS in accounting, and is also a CPA.


Item 9.01    Financial Statements, Pro Forma Financial Information and Exhibits.

             (a)  Not applicable

             (b)  Not applicable

             (c)  Exhibits:

                  99.1     Press release dated October 12, 2008.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       MEDICAL NUTRITION USA, INC.

Date:  November 12, 2008                By: /s/ Frank A. Newman
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                                            Frank A. Newman
                                            Chairman, CEO


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